UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported): June 30, 2003

HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, FL	32919

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No Change

(Former name or former address, if changed since last report.)

Items 1.-4.	Not applicable.

Item 5.	Other Events and Regulation FD Disclosures.

On June 30, 2003, Harris Corporation (“Harris”) announced that Howard L. Lance, President and Chief Executive Officer of Harris, has been elected Chairman of the Board of Directors. Harris also announced that Phillip W. Farmer has retired as Chairman and a director of Harris and that Alfred C. DeCrane, Jr. has also retired from the Board of Directors.

A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 6.	Not applicable.

Item 7.	Financial Statements and Exhibits.

(a)	Financial statements.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

The following document is filed as an Exhibit to this Report:

99.1	Press Release, dated June 30, 2003, issued by Harris Corporation.

Items 8.-12.	Not applicable.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

By:	/s/ Richard L. Ballantyne

Name: Title:	Richard L. Ballantyne Vice President General Counsel and Secretary

Date: June 30, 2003

EXHIBIT INDEX

Exhibit No.
Under Regulation S-K, Item 601	Description

99.1	Press Release, dated June 30, 2003.